SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 23, 2004

XICOR, INC.

(Exact name of registrant as specified in its charter)

California	0-9653	94-2526781

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

933 Murphy Ranch Road
Milpitas, California 95035
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (408) 432-8888

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

On October 28, 2003, Xicor, Inc. (“Xicor”) completed its acquisition of Poweready, Inc. (“PRI”) in a transaction accounted for using the purchase method of accounting. This Current Report on Form 8-K includes the audited financial statements of PRI for the fiscal year ended December 31, 2002, and unaudited financial statements for the nine-month periods ended September 30, 2003 and 2002 and includes the unaudited pro forma condensed combined statement of operations for Xicor for the year ended December 31, 2003. These items are included as Exhibits 99.1 and 99.2, respectively.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2003 provided in Exhibit 99.2 is provided to illustrate what the consolidated statement of operations of the combined businesses of Xicor and PRI might have looked like if the acquisition had been completed at the beginning of the fiscal year. The unaudited pro forma condensed combined statement of operations should be read in conjunction with the historical consolidated financial statements of Xicor included in Xicor’s report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission and the historical financial statements of PRI included at Exhibit 99.1. This information is provided for illustrative purposes only and is not necessarily indicative of what the consolidated statement of operations of Xicor would have been if the acquisition of PRI actually occurred on the date assumed. In addition, this information is not necessarily indicative of what Xicor’s future consolidated operating results will be.

Exhibit 99.1 includes the audited financial statements of PRI for the fiscal year ended December 31, 2002, and unaudited financial statements for the nine-month periods ended September 30, 2003 and 2002.

(a)	Financial statements of business acquired.

Audited financial statements of Poweready for the fiscal year ended December 31, 2002, and unaudited financial statements for the nine-month periods ended September 30, 2003 and 2002, are filed as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro forma financial information.

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2003 of Xicor giving effect to the merger, is filed as Exhibit 99.2 and is incorporated herein by reference.

(c)	Exhibits.

23.1	Consent of Nation Smith Hermes Diamond.

99.1	Audited financial statements of Poweready for the fiscal year ended December 31, 2002, and unaudited financial statements for the nine-month periods ended September 30, 2003 and 2002.

99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2003 of Xicor giving effect to the merger.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XICOR, INC.

Date: February 23, 2004	By:	/s/Louis DiNardo

Louis DiNardo
Co-Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Nation Smith Hermes Diamond.

99.1	Audited financial statements of Poweready for the fiscal year ended December 31, 2002, and unaudited financial statements for the nine-month periods ended September 30, 2003 and 2002.

99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2003 of Xicor giving effect to the merger.